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                               UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K

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                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

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                              JANUARY 6, 2006
              Date of Report (Date of Earliest Event Reported)

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                   GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
           (Exact name of registrant as specified in its charter)

    DELAWARE                       000-50723                    04-3638229
(State or other            (Commission File Number)          (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation or
 organization)

              701 MOUNT LUCAS ROAD                        08540
             PRINCETON, NEW JERSEY                      (Zip Code)
    (Address of principal executive offices)

                                609-497-5500
            (Registrant's telephone number, including area code)

                               NOT APPLICABLE
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEMS 1.01, 3.03 AND 5.03. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT; MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS; AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

     On January 1, 2006, Goldman Sachs Hedge Fund Partners, LLC (the "Company") amended its limited liability company agreement, reflecting certain of the changes to the Company discussed in the letter sent to members on October 3, 2005 and filed with the Securities and Exchange Commission on a Form 8-K on October 3, 2005. Attached hereto is a copy of the Company's limited liability company agreement, as amended. A description of the significant changes to the agreements is summarized below.

     Goldman Sachs Hedge Fund Strategies LLC is the "Managing Member" of the Company and is also the "Managing Member" of Goldman Sachs Global Tactical Trading, LLC ("GTT"), Goldman Sachs Global Equity Long/Short, LLC ("GELS"), Goldman Sachs Global Relative Value, LLC ("GRV") and Goldman Sachs Global Event Driven, LLC ("GED" and, together with GTT, GELS and GRV, the "Investment Funds").

     CHANGES TO THE COMPANY'S LIQUIDITY. The Company's Amended and Restated Limited Liability Agreement (the "Company's Amended LLC Agreement") has been amended to permit redemptions on a quarterly basis rather than on a semi-annual basis. Accordingly, as of January 1, 2006, with the appropriate notice and subject to the limitations on redemption or lock-ups otherwise applicable to the units of the Company, members of the Company may redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. In addition, as of January 1, 2006, any redemption requests must be delivered to the Company at least 91 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 60 day notice period previously required.

     The Company has adopted a 25% "gate" which may limit the amount of interest that may be redeemed on any single redemption date. In addition, the Company has instituted a limit on the amount of outstanding interests in the Company that may be redeemed on any particular redemption date, also known as a "gate." Pursuant to the gate, if outstanding redemption requests for any redemption date total in the aggregate more than 25% of the net asset value (the "NAV") of the Company, the Managing Member may, in its sole discretion, refuse to redeem units of the Company in excess of the 25% threshold. If this occurs, the requests for redemption on such date will be reduced ratably and the unredeemed units will be redeemed on a subsequent regular redemption date in priority to any subsequent redemption request.

     CHANGES IN DISSOLUTION RIGHTS. Currently, the members (by the affirmative vote of members holding at least 66-2/3% of the voting power, based on NAV, of the outstanding units of the Company (excluding for purposes of calculating such percentage any units held by Goldman, Sachs & Co., its affiliates, employees and officers) may terminate the Managing Member or dissolve the Company. As of January 1, 2006, at any time, at a meeting validly called for such purpose (such meeting, the "Dissolution Meeting"), the members may, by the affirmative vote of members holding at least a majority of the voting power, based on NAV, of the outstanding units (excluding units held by the Managing Member, Goldman, Sachs & Co. and any affiliate or employee of the Managing Member or Goldman, Sachs & Co. (collectively, the "Managing Member Units")), cause the dissolution of the Company. There is no longer an opportunity to remove the Managing Member. Under the new policy, a dissolution is subject to certain additional procedures and requirements that are set forth in the Company's Amended LLC Agreement, including, among others, that (i) one or more members holding at least 1% of the voting power, based on NAV, of the outstanding units (excluding for purposes of calculating such percentage the Managing Member Units) request in writing that the Managing Member send a notice to the members soliciting them to make a request in writing that the Managing Member call a Dissolution Meeting, (ii) members holding at least 20% of the voting power, based on NAV, of the outstanding units (excluding for purposes of calculating such percentage the Managing Member Units) request in writing that a Dissolution Meeting be called, and (iii) the Dissolution Meeting has a quorum of members, in attendance in person or by proxy, holding a majority of the voting power, based on NAV, of the outstanding units (excluding for purposes of calculating such percentage the Managing Member Units).

     In the event of an affirmative vote in favor of dissolving the Company at a Dissolution Meeting, the Managing Member will seek to liquidate the Company as soon as reasonably practicable (including by submitting redemption requests to the underlying Investment Funds within 30 days of such vote), and the Company will be wound up in accordance with the terms of the Company's Amended LLC Agreement and applicable law.

     On or before August 25, 2006, the Managing Member may, in its sole discretion, amend, delete or waive any of the provisions relating to the dissolution of the Company by the members described above without prior notice to or consent of the members. Thereafter, the dissolution provisions will become permanent.

     OTHER CHANGES.
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     The Company may create classes of units offered to non-restricted persons in order to permit the Company to invest in "new issues."

     As of January 1, 2006, the Company may allocate assets to Advisors other than through investments in the Investment Funds.

     Tax allocations. Prior to January 1, 2006, the Managing Member could specially allocate items of Company taxable income and gain to a redeeming member who would otherwise recognize a gain on redemption of the member's units, in order to reduce or eliminate the difference between the amount of redemption proceeds with respect to such units and the member's tax basis in such units. As of January 1, 2006, the Managing Member has the additional flexibility to make special allocations of loss and deduction to a redeeming member that would otherwise have recognized a loss (with the same intent to reduce the difference between redemption proceeds and tax basis). The Managing Member may also make similar special allocations to the Managing Member with respect to withdrawals from its incentive allocation account. In addition, as of January 1, 2006, the Managing Member has the right generally to adjust the allocation of items of Company taxable income, gain, loss and deduction among the members as the Managing Member in its sole discretion deems equitable and necessary or desirable.

     Suspending redemptions because of no underlying investment fund valuations. In order to help ensure that the Company would not be required to redeem units when the Company's NAV is uncertain, the Company's Amended LLC Agreement makes clear that the Managing Member can suspend redemptions during any period in which any underlying Investment Fund, investment fund or portfolio company has suspended redemptions or the calculation of its NAV.

     Valuation of underlying investment fund and portfolio company interests. The value of the Company's assets will principally be based on the value of the Company's interests in the Investment Funds. As of January 1, 2006, the administrator of each Investment Fund in which the Company invests has been given the additional flexibility to modify the value of an interest in an underlying investment fund from the value reported by the Advisor of such investment fund, if the administrator determines, in its sole discretion, that any such valuation is inaccurate or incomplete. In that case such Investment Fund's administrator may, in its sole discretion, determine the fair value of the investment based on information available to, and factors deemed relevant by, such administrator at the time of such valuation. In addition, assets of the Investment Funds that are invested in portfolio companies will be valued by the administrator at fair value in a commercially reasonable manner.

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On January 1, 2006, GTT, GELS, GRV and GED, the existing investment funds of the Company, each amended its respective limited liability company operating agreement. Each of these agreements is attached hereto. The changes reflected in the amended agreements will have an impact on holders of the Company's units. A description of the significant changes to the agreements is summarized below.

     CHANGES TO THE INVESTMENT FUNDS' LIQUIDITY. Each Investment Fund has made certain changes affecting liquidity.

     GTT's Amended and Restated Limited Liability Agreement (the "GTT Agreement") has been amended to permit redemptions on a quarterly basis rather than on a semi-annual basis. Accordingly, as of January 1, 2006, with the appropriate notice and subject to the limitations on redemption otherwise applicable to the units of GTT, members of GTT may redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. In addition, as of January 1, 2006, any redemption requests must be delivered to GTT's Managing Member at least 60 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 60 days prior to the applicable redemption date. Effectively, this change requires a redemption request to be delivered one day earlier than previously required.

     GELS's Amended and Restated Limited Liability Agreement (the "GELS Agreement") did not change the redemption periods which permit redemptions on a quarterly basis and allow members to redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. The GELS Agreement also did not change the notice period which requires any redemption requests to be delivered to GELS' Managing Member at least 45 days prior to the applicable redemption date.

     GRV's Amended and Restated Limited Liability Agreement (the "GRV Agreement") did not change the redemption periods which permit redemptions on a quarterly basis and allow members to redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. However, as of January 1, 2006, members are required to provide GRV with written notice of a redemption request at least 91 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 45 day notice period previously required.

     GED's Amended and Restated Limited Liability Agreement (the "GED Agreement") has been amended to permit redemptions on a quarterly basis rather than on a semi-annual basis. Accordingly, as of January 1, 2006, with the appropriate notice and subject to the limitations on redemption otherwise applicable to the units, members of GED may redeem their units as of the time immediately prior to the opening of business on each January 1, April 1, July 1 and October 1. Also, redemption requests will be subject to a new notice period. As of January 1, 2006, members are required to provide GED with written notice of a redemption request at least 91 days prior to the applicable valuation date, which is the day immediately preceding the applicable redemption date, rather than the 45 day notice period previously required.

     Each Investment Fund has adopted a 25% "gate" which may limit the amount of interest that may be redeemed on any single redemption date. In addition, each Investment Fund has instituted a limit on the amount of outstanding interests in each Investment Fund that may be redeemed on any particular redemption date, also known as a "gate." Pursuant to the gate, if outstanding redemption requests for any redemption date total in the aggregate more than 25% of the NAV of an applicable Investment Fund, the Managing Member of such Investment Fund may, in its sole discretion, refuse to redeem units of such Investment Fund in excess of the 25% threshold. If this occurs, the requests for redemption on such date will be reduced ratably and the unredeemed units will be redeemed on a subsequent regular redemption date in priority to any subsequent redemption request.

     OTHER CHANGES.
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     Suspending redemptions under certain circumstances. In order to help ensure that GED, GRV and GELS would not be required to redeem units when GED, GRV and GELS's NAV is uncertain, the applicable managing member can suspend redemptions during any period in which any underlying investment fund or portfolio company has suspended redemptions or the calculation of its NAV.

     For GTT, in order to help ensure that GTT would not be required to redeem units when GTT's NAV is uncertain, GTT's Managing Member is allowed to suspend redemptions under certain limited circumstances in the same way as is permitted by the Managing Member of GED, GRV and GELS. As of January 1, 2006, GTT's Managing Member may, in its sole discretion, suspend redemptions, at any time prior to the effective date of the redemption, and notwithstanding the fact that a timely redemption request has previously been made, for the whole, or any part, of any of the following periods: (i) during the closing of the principal stock exchange or other markets on which any substantial portion of GTT's direct or indirect investments, in the opinion of GTT's Managing Member, is quoted or dealt in other than for ordinary holidays, or the restriction of suspension of dealings therein;
(ii) during the existence of any state of affairs which, in the opinion of GTT's Managing Member, constitutes an emergency as a result of which the determination of the price, value or disposition of GTT's direct or indirect investments would be impractical or prejudicial to members; (iii) during which redemptions would, in the opinion of GTT's Managing Member, result in a violation of applicable law; (iv) during any breakdown in the means of communication or computation normally employed in determining the price or value of any of the investments of GTT or the current price or values on any stock exchange in respect of assets of GTT; (v) during the occurrence of any period when GTT is unable to withdraw sufficient funds from investment funds or portfolio companies or otherwise to meet redemption requests or in circumstances when the disposal of part or all of GTT's assets to meet such redemption requests would be prejudicial to members; (vi) during which any transfer of funds involved in the realization or acquisition of investments or payments due on redemption of units cannot, in the opinion of GTT's Managing Member, be effected at advantageous rates of exchange; and (vii) during any period in which any investment fund or portfolio company in which GTT has invested has suspended redemptions or the calculation of its net asset value. Postponed redemptions will be effected as of the time immediately preceding the beginning of the month first following the termination of the suspension. Any part of a redemption request that is postponed shall take precedence over later-received redemption requests until the postponed request or requests have been satisfied in full. Members, including the Company, shall be given notice in writing of the suspension of redemptions and the termination of any such suspension. Units shall be held by the member, including the Company, during the suspension period as if no redemption request had been made.

     Each Investment Fund may create classes of units offered to non-restricted persons in order to permit them to invest in "New Issues."

     Valuation of underlying investment fund and portfolio company interests. As of January 1, 2006, the administrator of GED, GRV and GELS has the additional flexibility to modify the value of an interest in an underlying investment fund from the value reported by the independent investment manager of such investment fund, if the administrator determines, in its sole discretion, that any such valuation is inaccurate or incomplete. In that case the administrator may, in its sole discretion, determine the fair value of the investment based on information available to, and factors deemed relevant by, such administrator at the time of such valuation. In addition, assets of GED, GRV and GELS that are invested in portfolio companies will be valued by the administrator at fair value in a commercially reasonable manner.

     As of January 1, 2006, GTT adopted policies regarding the valuation of its investments to conform to the valuation policies generally used by funds sponsored by the Managing Member. The assets of GTT will be valued by the administrator in accordance with the following: (i) the assets of GTT that are invested in investment funds will be valued in accordance with the terms and conditions of the respective governing agreement of each investment fund as reported to GTT, provided that if the administrator determines, in its sole discretion, that any such valuation is inaccurate or incomplete, the administrator may, in its sole discretion, determine the fair value of the investment based on information available to, and factors deemed relevant by, such administrator at the time of such valuation; and
(ii) the assets of GTT that are invested pursuant to investment management agreements or in portfolio companies will be valued by the administrator at fair value in a commercially reasonable manner. All other assets of GTT will be assigned such value as the administrator may reasonably determine.

ITEM 7.01.  REGULATION FD DISCLOSURE.

     The information in this Item 7.01 of this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

     For the period of November 1, 2005 through November 30, 2005, the Company, GTT, GELS, GRV and GED, collectively, the Investment Funds, had net returns set forth in the tables below:

                                             NOVEMBER 2005
                COMPANY                        NET RETURN

        HFP Class A Series 1(1)                  1.29%


                                             NOVEMBER 2005
            INVESTMENT FUND                    NET RETURN

                GTT(2)                           2.41%

                GELS(2)                          2.16%

                GRV(2)                           0.58%

                GED(2)                           1.15%


     (1) The Company's net return has been computed based on the performance of the Company net of all fees and expenses including, among others (i) incentive allocations to Goldman Sachs Hedge Fund Strategies LLC, the Company's "Managing Member" and (ii) a monthly management fee to the Managing Member.

     (2) These returns are based on the performance of Class C Series 1 units. The returns include administration fees and compensation paid to advisors. No management fee or incentive allocation was charged by the managing member of the Investment Funds with respect to the Company's investment in any of the Investment Funds.

     The Company undertakes no obligation to publicly update or revise the information contained herein, although it may do so from time to time as the Managing Member of the Company believes is warranted.

     PAST RESULTS OF THE COMPANY AND THE INVESTMENT FUNDS ARE NOT
NECESSARILY INDICATIVE OF FUTURE PERFORMANCE. NO ASSURANCE CAN BE MADE THAT PROFITS WILL BE ACHIEVED OR THAT SUBSTANTIAL LOSSES WILL NOT BE INCURRED.

ITEM 9.01.  FINANCIAL STATEMENT AND EXHIBITS.

EXHIBITS.

Exhibit
Number  Description
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3.1 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Hedge Fund Partners, LLC, dated as of January 1, 2006.

10.1 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Tactical Trading, LLC, dated as of January 1, 2006.

10.2 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Equity Long/Short, LLC, dated as of January 1, 2006.

10.3 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Relative Value, LLC, dated as of January 1, 2006.

10.4 Amended and Restated Limited Liability Company Agreement of Goldman Sachs Global Event Driven, LLC, dated as of January 1, 2006.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Date:  January 6, 2006

                                  GOLDMAN SACHS HEDGE FUND PARTNERS, LLC
                                    (Registrant)


                                  By:  Goldman Sachs Hedge Fund Strategies LLC
                                       Managing Member

                                       By:/s/ Tobin V. Levy
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                                           Tobin V. Levy
                                           Managing Director and Chief
                                           Financial Officer